SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 11, 2004



                           CHINA NET TV HOLDINGS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                            000-26217                   98-0203170
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

830-789 West Pender Street, Vancouver, B.C. Canada          V6C 1H2
--------------------------------------------------          ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (604) 689-4407
                                                      --------------

Item 1. Changes in Control of Registrant

     None.


Item 2. Acquisition or Disposition of Assets

     None.


Item 3. Bankruptcy or Receivership

     None.


Item 4. Changes in Registrant's Certifying Accountant

     None.


Item 5. Other Events

     None.


Item 6. Resignation and Appointment of Directors

     Ronald Xiuru Xie resigned as President and CEO on May 4, 2004. Mr. Anthony Garson was appointed President and accepted his position on May 10, 2004.

Item 7. Financial Statements, Pro Forma Financials, & Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                         None.


Item 8. Change in Fiscal Year.

        None.


Item 9. Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None.


Item 12.  Results of Operations and Financial Condition.

        None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2004                  CHINA NET TV HOLDINGS, INC.




                                    By: /s/Anthony Garson
                                        ----------------------------------------
                                         Anthony Garson, President